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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         DATE OF REPORT: August 15, 2001
                        (Date of earliest event reported)

                         ------------------------------


                             DAW TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           UTAH                         0-21818                 87-0464280
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
    of incorporation)                                     Identification Number)

         2700 SOUTH 900 WEST
         SALT LAKE CITY, UTAH                                      84119
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (801) 977-3100


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Grant Thornton LLP, the independent public accountants initially retained by Daw Technologies, Inc. (the "Company") for the fiscal year ended December 31, 2001, were dismissed as of August 14, 2001. The decision to change the Company's independent public auditors was recommended by management and approved by the board of directors and the audit committee of the Company. In connection with the audit of our financial statements for the fiscal years ended December 31, 2000 and December 31, 1999 and the subsequent interim period ended August 15, 2001, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to Grant Thornton's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Grant Thornton on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     (b) Pursuant to the recommendation of management and the approval of the board of directors and audit committee of the Company, the Company has appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ended December 31, 2001. The Company engaged Arthur Andersen as independent public accountants for the Company effective August 15, 2001. Beginning in 2000, the Company commenced using the services of the office of Arthur Andersen located in Israel to provide advice regarding, and prepare reports in connection with, the Company's efforts to obtain a tax refund from the Israel government. Notwithstanding this limited use of Arthur Andersen's services in connection with our request for a tax refund, no consultations occurred between the Company and Arthur Andersen during the two fiscal years and any interim period preceding the appointment of Arthur Andersen regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, any matter that was subject to a disagreement with Grant Thornton LLP or any reportable event.

ITEM 5. OTHER EVENTS

          On August 20, 2001 the company issued a press release announcing its change of independent public auditors and announcing the termination of an agreement between the Company and Jackson Hole Advisors. Attached as exhibit 99.1 is a copy of the press release issued on August 20, 2001.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          16.1      Response Letter to the Commission from Grant Thornton LLP
          99.1 Press Relese regarding change in independent public auditor and termination of agreement with Jackson Hole Advisiors


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2001                   DAW TECHNOLOGIES, INC.


                                        By: /s/  BJ MENDENHALL
                                            --------------------------------
                                            Name: BJ Mendenhall
                                            Title: Chief Financial Officer